© 2012 Broadridge Financial Solutions, Inc.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.
August 9, 2012
Earnings Webcast & Conference Call
Fourth Quarter and Fiscal Year 2012
Exhibit 99.2

Forward-Looking Statements
This press release and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Statements that are not historical in nature, and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, information appearing in the “Fiscal Year 2013 Financial Guidance” section are forward-looking statements.  These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk
Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2012 (the “2012 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission.  All forward-looking statements speak only as of the date of this press release and are expressly qualified in their entirety by reference to the factors discussed in the 2012 Annual Report. These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; overall market and economic conditions and their impact on the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; any significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures;
and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.
Non-GAAP Financial Measures
In certain circumstances, results have been presented that are not generally accepted accounting principles measures (“Non-GAAP”) and should be viewed in addition to, and not as a substitute for, the Company’s reported results.  Net earnings, diluted earnings per share and pre-tax earnings margins excluding the Penson Charges, net, IBM Migration costs, and restructuring charges are Non-GAAP measures.  These measures are adjusted to exclude costs incurred by the Company in connection with assets the Company held as a result of the sale of substantially all of its securities clearing contracts to
Penson, the Penson outsourcing services agreement and the migration of its data center to IBM, and restructuring charges, as Broadridge believes this information helps investors understand the effect of these items on reported results and provides a better representation of our actual performance. Free cash flow is a Non-GAAP measure and is defined as cash flow from operating activities, less capital expenditures and purchases of intangibles.
Management believes such Non-GAAP measures provide investors with a more complete understanding of Broadridge’s underlying operational results.
These Non-GAAP measures are indicators that management uses to provide additional meaningful comparisons between current results and prior reported results, and as a basis for planning and forecasting for future periods. Accompanying this release is a reconciliation of Non-GAAP measures to the comparable GAAP measures.
Pre-Spin Financial Information
Financial information presented for periods prior to the March 30, 2007 spin-off of Broadridge from Automatic Data Processing, Inc. (“ADP”) represents the operations of the brokerage services business which were operated as part of ADP.  Broadridge’s financial results for periods before the spin-off from
ADP may not be indicative of our future performance and do not necessarily reflect what our results would have been had Broadridge operated as a separate, stand-alone entity during the periods presented, including changes in our operations and capitalization as a result of the spin-off from ADP.
Use of Material Contained Herein
The information contained in this presentation is being provided for your convenience and information only. This information is accurate as of the date of its initial presentation.  If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  Broadridge assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as Broadridge Financial Solutions,
Inc., which owns the copyright.
Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.

Today’s Agenda
Opening Remarks and Other Rich Daly, CEO
Key Topics
Fourth Quarter and Fiscal Year 2012 Dan Sheldon, CFO
Highlights and Segment Results
Summary Rich Daly, CEO
Q&A Rich Daly, CEO
Dan Sheldon, CFO
Closing Remarks Rich Daly, CEO

Opening Remarks Key Topics: Fiscal Year Financial Highlights Penson Update Closed Sales Performance Acquisition Update Fiscal Year 2013 Guidance 3

FY12 Financial Highlights
Recurring revenues for the year were up 11%
Approximately 50% organic growth and 50% growth from acquisitions
Strong recurring revenue closed sales results
Total revenue was up 6%
Event-driven and distribution revenues were essentially flat with last year
Non-GAAP diluted earnings per share (EPS) were up
Fiscal year 2012 Non-GAAP diluted EPS of $1.55 were up 13%
•
Primarily due to increased revenues and cost containment
Non-GAAP Adjustments
Penson Charges, net, $0.42 per share
IBM Migration costs, $0.12 per share
Restructuring charges, $0.03 per share
Repurchased approximately 1.7M shares during FY12
The Board approved a new stock repurchase plan for up to 4M shares; with the current share repurchase plan, the Company has approximately 10M shares available for repurchase under its share repurchase plans

Penson Update
In May 2012, Penson announced its agreement with PEAK6 to form Apex
Clearing (Apex) for the acquisition of Penson’s U.S. broker-dealer business
In June 2012, we announced that we had entered into a ten-year agreement with Apex to provide outsourcing services similar to what we had provided to
Penson
In fiscal year 2012, we wrote off Penson’s note receivable of $21M, common stock of $13M, deferred conversion costs of $47M and other charges of $8M;
offset by extinguishment of our obligation of $15M to reimburse Penson
We anticipate that the Apex agreement will have a dilutive impact on FY13 earnings
Anticipate $16M in lower revenues and EPS impact of $0.08
The Apex contract pricing is based on a percentage of Apex revenue

Closed Sales Performance
Strong recurring revenue closed sales of $120M for fiscal year
2012
Up 6% vs fiscal year 2011
ICS recurring revenue closed sales were up 13% to $72M
SPS recurring revenue closed sales were down slightly to
$48M from $50M
Recurring revenue closed sales from transactions less than
$5M were up >60% to $108M
Pipeline remains strong across existing and new products
Fiscal year 2013 recurring revenue closed sales guidance of
$110-150M

Acquisition Update
Since fiscal year 2007, we have spent approximately $460M on acquisitions
The acquisitions contributed approximately $218M to revenue, $39M to EBITDA
(Non-GAAP) and $15M to EBT (GAAP) in fiscal year 2012 (less interest, depreciation and amortization of $24M)
We anticipate that the acquisitions will contribute approximately $250M to revenue,
$50M to EBITDA (Non-GAAP) and $25M to EBT (GAAP) in fiscal year 2013 (less interest, depreciation and amortization of $25M)
While we looked at numerous acquisition opportunities during the year, we only made one acquisition in fiscal year 2012
We acquired Paladyne in September 2011 for $72M
Our acquisition strategy
Accretive to growth, margin and earnings
>20% IRR
Focused on “tuck-in” sized businesses
Going forward, we will determine the best way to report acquisition results

Presently we do not add back acquisition intangible amortization to Non-GAAP financial results ($0.11 EPS impact for FY12 and expected for FY13)

Fiscal Year 2013 Guidance
Recurring revenue growth 4-7%
•
Revenue growth of 3-4%
Non-GAAP diluted earnings per share from continuing
operations of $1.65-1.75, excluding Penson Charges, net
GAAP diluted earnings per share from continuing operations of
$1.60-1.70
Free cash flow of $225M (at mid-point)
Increasing dividend by 13% to $0.72 per share annualized
•
Increased the payout 7% in each of FY12 and FY11
•
Doubled the payout in FY10
•
Increased the payout 17% in FY09

Revenue Growth Drivers and EBIT Margin
EBIT margins do not include one-time charges or benefits reflected as Non-GAAP adjustments, including ~$10M expected in FY13 for outsourcing restructuring
In FY13, acquisitions since spin-off are expected to represent ~10% of revenue, ~7% of EBT and ~10% EBITDA.
FY12 and FY13 includes amortization of acquired intangibles of ~$20M (~100 bps)
(Recurring) Closed Sales
EBIT Margin (Non-GAAP)
Historical CAGR Actual Forecast
(FY05-FY10)
FY11
Full yr
FY12
FY13
6% (2)%
Total Revenue Growth
6% 3-4%
4% 3% 3% 4-5%
(2)% (1)%
Client Losses
(1)% (1)%
2% 2%
Net New Business
2% 3-4%
3% 1%
Internal Growth
(a)
1% 0%
0% 4%
Acquisitions
3% 0%
5% 7%
Total Recurring
6% 3-4%
1% (6)%
Event-Driven
(b)
0% 0%
0% (4)%
Distribution
(c)
0% 0%
0% 1%
FX/Other
0% 0%
13.1%
13.9%
14.9 - 15.7%
(a) Internal Growth includes SPS Equity & Fixed Income Trades, ICS Equity & Mutual Fund Stock Record Growth, Transaction Reporting and Time & Materials
(b) Event-Driven includes ICS Proxy Contest/Specials, Mutual Fund Proxy and Marketing Communications Fulfillment
(c) Distribution includes pass-through fees from Matrix

Segment Results & Forecast –
Securities Processing Solutions
Fiscal Year 2012
Full year revenue up 10% driven by net new business (closed sales less client losses), Paladyne and
Penson
Closed sales of $48M were down slightly from $50M in FY11
Closed sales were up without the benefit of large deals (FY11 included a $22M closed sale)
Large deals contributed ~15% in FY12 and ~70% in FY11
Excluding the dilutive impact of Paladyne acquisition, margins increased 40 bps
Fiscal Year 2013 Outlook
Expecting revenue growth of 0-4%: strong net new business offset by Apex/Penson Canada
Growth in revenue from closed sales driven primarily from backlog
High end of revenue range anticipates rebound in trade volumes
Apex/Penson Canada decreasing growth by ~3 points and EBIT by $16-20M
Margin range impacted by timing of conversions and trade volumes.  Anticipating IBM savings to contribute +$15M beginning Q2
Recurring revenue closed sales of $60-80M
Client revenue retention rate of 98%
Revenue/Growth EBIT/Growth (Non-GAAP) Margin/Growth
FY12: $655M / +10% $91M / +4% 13.9% / (80) bps
FY13: $658 to 683M / 0 to +4% $79 to 102M / (13) to +12% 12.0 to 15.0% / (190) to +110 bps
(Non-GAAP)

Segment Results & Forecast –
Investor Communication Solutions
FY12 fee revenue, EBIT, and margin at high end of prior guidance.  Recurring fee revenue growth 11%; total revenue growth impacted by distribution revenues
Fiscal Year 2013 Outlook
Expecting total revenue growth of ~4% driven by recurring activity.  Recurring fee revenue growth 8-10% in line with 9% CAGR since spin-off
Revenue from closed sales expected to contribute 3 points with over 50% from FY12 closed sales
Recurring revenue closed sales range $50-70M, achieved $72M in closed sales in FY12
Client revenue retention levels in excess of 99%
Expect 2 points of internal growth from continuation of the strong position growth rates experienced in FY12
Event-driven revenues flat to FY12 and FY11 levels at ~$130M
Expecting 230-260 bps of margin expansion, with more than 100 bps generated by the core recurring business and ~100 bps related to MSSB and restructuring
Revenue/Growth
EBIT/Growth
(Non-GAAP)
Margin/Growth (Non-GAAP)
FY12: $1,634M / 5% $243M / 14% 14.9% / 120 bps
FY13: $1,695 to 1,707M / ~4%
$291 to 299M / 20 to 23%
17.2 to 17.5% / 230 to 260 bps

Summary
Solid Non-GAAP operating results for fiscal year 2012
Recurring fee revenue and closed sales results continue to be strong
Volumes were up slightly and event-driven revenues were flat
Penson transaction disappointment
This is a different business than was spun off five years ago
We do not believe we need the markets to return to grow this business
We continue to build momentum
NYSE Proxy Fee Advisory Committee report
The IBM data center migration was substantially completed by fiscal year-
end
Morgan Stanley Smith Barney conversion
Fiscal Year 2013 Earnings Guidance
4-7% recurring revenue growth
$1.65-1.75 Non-GAAP diluted EPS

13 Q&A There are no slides during this portion of the presentation

14 Closing Comments There are no slides during this portion of the presentation

15 Appendix

Segment Results & Forecast –
Other & Foreign Exchange (FX)
Corporate Expenses
Full Year FY12 results as expected
Interest, net
FY12 reflects higher average debt balance and refinancing of our credit facilities
Penson Charges, net:
Primarily non-cash impairment charges
:
:
FY12 Low High
Corp. Expenses $(28)M $(30)M $(37)M
Interest Expense, net $(13)M $(17)M $(21)M
FX - P&L - Revenue $13M $13M $13M
- EBIT $14M $14M $14M
- Transaction Activity $0M $(1)M $(1)M
IBM Migration costs $(25)M $0M $0M
Restructuring charges $(7)M $0M $0M
Penson Charges, net $(74)M $(10)M $(10)M
FY13 Range
(Pre-tax Adjustments to Net Earnings reflected in the “Other” segment)

Broadridge 4Q and FY12 from Continuing Operations
Revenue Earnings
FY11 FY12 FY11 FY12 FY11 FY12 FY11 FY12
Q4 Q4 Full Yr Full Yr ($ in millions) Q4 Q4 Full Yr Full Yr
$617 $630 $1,559 $1,634 ICS $174 $187 $213 $243
1% 2% -7% 5%
  Growth %  /  Margin %
28.3% 29.7% 13.7% 14.9%
$152 $167 $594 $655 SPS $20 $18 $87 $91
10% 10% 11% 10%
  Growth %  /  Margin %
13.2% 11.0% 14.7% 13.9%
$769 $797 $2,153 $2,290 Total Segments $194 $205 $301 $334
3% 4% -2% 6%
Margin %
25.3% 25.8% 14.0% 14.6%
$0 $0 $0 $0 Other
(a)
($8) ($11) ($25) ($28)
$7 $3 $14 $13 FX
(b)
$3 $5 $9 $14
$776 $800 $2,167 $2,304 Total Broadridge (Non-GAAP)
(a)
$190 $200 $285 $319
3% 3% -2% 6%
  Growth %  /  Margin %
24.4% 24.9% 13.1% 13.9%
Interest & Other ($2) ($4) ($8) ($13)
Total EBT (Non-GAAP)
(a)
$188 $196 $276 $306
Margin %
24.2% 24.5% 12.7% 13.3%
Income taxes
(a)
($68) ($68) ($100) ($108)
Tax Rate 36.3% 34.7% 36.3% 35.4%
Total Net Earnings (Non-GAAP)
(a)
$119 $128 $176 $198
Margin %
15.4% 16.0% 8.1% 8.6%
IBM Migration costs ($4) ($7) ($4) ($15)
Restructuring charges $0 ($4) $0 ($4)
Penson Charges, net
(c)
$0 ($33) $0 ($54)
Non-GAAP Items (Net of Taxes) ($4) ($44) ($4) ($73)
Total Net Earnings (GAAP) $115 $83 $172 $125
Margin %
14.9% 10.4% 7.9% 5.4%
(a)
Diluted Shares 127 128        128 128
Diluted EPS (Non-GAAP)
(a)
$0.94 $1.00 $1.37 $1.55
Diluted EPS (GAAP) $0.91 $0.65 $1.34 $0.98
(b) Includes impacts of FX P&L and FX Transaction Activity.
(a) FY12 Q4 excludes the IBM Migration costs of $12M (after tax $7M, or $0.06 EPS impact), restructuring charges of $7M (after tax $4M, or 0.03 EPS impact) and Penson
Charges, net, of $42M (after tax $33M, or $0.26 EPS impact). FY12 Full Year excludes the IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact), restructuring charges of $7M (after tax $4M, or 0.03 EPS impact) and Penson Charges, net, of $74M (after tax $54M, or $0.42 EPS impact).
(c) FY12 Q4 and FY12 Full Year includes Penson deferred client conversion and startup costs, OTTI charges, shutdown costs, less the elimination of the obligation to pay or credit
Penson fees.  FY12 Full Year also includes the cancellation of the Note Receivable.

Broadridge FY13 Guidance from Continuing Operations
Revenue Earnings
FY12 FY13 Range FY12 FY13 Range
Actual Low High ($ in millions) Actual Low High
$1,634 $1,695 $1,707 ICS $243 $291 $299
5% 4% 4%
  Growth %  /  Margin %
14.9% 17.2% 17.5%
$655 $658 $683 SPS $91 $79 $102
10% 0% 4%   Growth %  /  Margin %  13.9% 12.0% 15.0%
$2,290 $2,353 $2,390 Total Segments $334 $370 $401
6% 3% 4%
Margin %
14.6% 15.7% 16.8%
$0 $0 $0 Other
(a)
($28) ($30) ($37)
$13 $13 $13 FX
(b)
$14 $13 $13
$2,304 $2,366 $2,403 Total Broadridge (Non-GAAP) $319 $353 $377
6% 3% 4%
  Growth %  /  Margin %
13.9% 14.9% 15.7%
Interest & Other ($13) ($17) ($21)
Total EBT (Non-GAAP) $306 $336 $356
Margin %
13.3% 14.2% 14.8%
Income taxes ($108) ($124) ($132)
Recurring Closed Sales
Tax Rate 35.4% 37.0% 37.0%
FY13 Range
Segments Low High Total Net Earnings (Non-GAAP) $198 $212 $224
ICS $50 $70
Margin %
8.6% 8.9% 9.3%
SPS $60 $80
Total $110 $150
IBM Migration costs ($15) $0 $0
Restructuring charges ($4) $0 $0
Penson Charges, net ($54) ($6) ($6)
Non-GAAP Items (Net of Taxes) ($73) ($6) ($6)
Total Net Earnings (GAAP) $125 $205 $218
Margin %
5.4% 8.7% 9.1%
(a)
Diluted Shares 128 128 128
Diluted EPS (Non-GAAP) $1.55 $1.65 $1.75
Diluted EPS (GAAP) $0.98 $1.60 $1.70
(b) Includes impacts of FX P&L and FX Transaction Activity.
* Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average outstanding shares guidance.
(a) FY12 excludes the IBM Migration costs of $25M (after tax $15M, or $0.12 EPS impact), restructuring charges of $7M (after tax $4M, or 0.03 EPS impact) and Penson Charges, net, of $74M (after tax $54M, or $0.42 EPS impact). FY13 excludes estimated charges relating to Penson.
(c) FY12 includes Penson deferred client conversion and startup costs, OTTI charges, shutdown costs, cancellation of the note receivable, less the elimination of the obligation to pay or credit Penson fees.  FY13 includes estimated charges relating to Penson.
(a)
(a)
(a)
(a)
(c)
(a)

Cash Flow –FY12 Results and FY13 Forecast
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our 128 million diluted weighted-average shares outstanding guidance.
(b) FY12 includes IBM Migration costs of $25M.
Year ended
June 2012
Low High
Free Cash Flow
(Non-GAAP)
:
Net earnings from continuing operations (GAAP) 125 $                         205 $                 218 $
Depreciation and amortization (includes other LT assets) 92 95 105
Stock-based compensation expense 28 31 31
Other 60 (5) 5
Subtotal 305 326 359
Working capital changes 72 (15) (15)
Long-term assets & liabilities changes (b)
(79) (60) (50)
Net cash flow (used in) provided by continuing operating activities 298 251 294
Cash Flows From Investing Activities
IBM / ITO data center investment   (8) - -
Penson (7) - -
Capital expenditures & software purchases (39) (55) (45)
Free cash flow (Non-GAAP)
244 $                         196 $                 249 $
Cash Flows From Other Investing and Financing Activities
Acquisitions (72) - -
Stock repurchases net of options proceeds (8) - -
Proceeds from borrowing net of debt repayments - - -
Dividends paid (78) (86) (86)
Other (7) (5) 5
Net change in cash and cash equivalents 79 105 168
Cash and cash equivalents, at the beginning of year 242 321 321
Cash and cash equivalents, at the end of period 321 $                         426 $                 489 $
($ millions)
Unaudited
Free Cash Flow - Non-GAAP
FY13 Range
(a)

Recurring Closed Sales to Revenue Contribution
($ in millions)
Closed Sales Revenue Contribution
(a)
Backlog
(b)
Forecast Forecast Forecast
FY13 FY13 FY13
ICS $50-70 ~$50-60 ~$35-45
~Contribution to revenue growth ~3%
SPS $60-80 ~$40-50 ~$85-105
~Contribution to revenue growth 6-8%
Total Recurring Closed Sales
$110-150 ~$90-110 ~$120-150
~Contribution to revenue growth 4-5%
(a)
Revenue from current year and prior year Closed Sales.
(b)
Closed Sales that will convert to revenue in future years.

Revenues and Closed Sales FY05-FY12
($ in millions)
Recurring Fee Revenues
FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12
ICS 444 $         513 $         519 $          558 $         583 $          610 $        650 $        699 $
Growth 16% 1% 8% 4% 5% 7% 8%
SPS 459 $         458 $         509 $          515 $         537 $          513 $
522
$        545 $
Growth 0% 11%
1% 4% -4% 2% 4%
Segment Recurring Fee Revenues 903 $         971 $         1,028 $       1,073 $      1,120 $       1,123 $    1,172 $    1,244 $
Growth
7%
6%
4% 4% 0% 4% 6%
Acquisitions
(cumulative)
0
$
18 $
28
$
28
$
33
$
45
$
141
$
209
$
Total Recurring Fee Revenues 903 $         988 $         1,056 $       1,101 $      1,153 $       1,168 $    1,313 $    1,453 $
9%
7% 4% 5% 1% 12% 11%
Event-Driven 128 $         153 $         203 $          200 $         180 $          257 $        135 $        132 $
Growth
20%
33% -1% -10% 43% -47% -2%
Distribution 649 $         730 $         821 $          808 $         757 $          781 $        704 $        704 $
Growth 12%
12% -2% -6% 3% -10% 0%
Other/FX (25) $          (19)
$
(12)
$
22
$
(17)
$
4
$
14
$
14
$
Total Revenues 1,656 $      1,853 $      2,068 $       2,131 $      2,072 $       2,209 $    2,167 $    2,304 $
Growth
12%
12%
3% -3% 7% -2% 6%
Recurring Closed Sales 77 $            92 $
63
$             82 $            95 $             119 $        113 $        120 $
Growth 19% -32% 30% 16% 25% -5% 6%
Organic
~50%
Growth Contribution
Acquisitions
~50%
Growth Contribution
($ in millions)
Forecast
Event-Driven Fee Revenues (a) FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12
FY13
Mutual Fund Proxy 51 $         61 $         79 $         92 $         55 $         150 $       39 $         28 $         27 $
Mutual Fund Supplemental 39 $         43 $         51 $         49 $         58 $         48 $         44 $         47 $         46 $
Contest/ Specials/ Other Communications 38 $         49 $         73 $         59 $         67 $         59 $         52 $         57 $         56 $
Total Event-Driven Fee Revenues 128 $       153 $       203 $       200 $       180 $       257 $       135 $       132 $       129 $
Growth 20% 33% -1% -10% 43% -47% -2%
Recurring Distribution Revenues
(b)
496 $       562 $       593 $       580 $       567 $       564 $       573 $       597 $       ~$597
Growth 13% 6% -2% -2% -1% 2% 4%
ED Distribution Revenues
(b)
153 $       169 $       228 $       228 $       190 $       217 $       131 $       107 $       ~$107
Growth 10% 35% 0% -17% 14% -39% -18%
Total Distribution Revenues 649 $       730 $       821 $       808 $       757 $       781 $       704 $       704 $       ~$704
Growth 12% 12% -2% -6% 3% -10% 0%
(a) Includes reclassification of Pre-sale Fulfillment from event-driven revenues to recurring revenues.
(b) Includes reclassification of Pre-sale Fulfillment related distribution revenues and Matrix pass-through administrative services from event-driven revenues to recurring revenues.

Reconciliation of Non-GAAP to GAAP Measures
Total EBT from continuing operations (EBT) Reconciliation 4Q11 4Q12 FY11 FY12 FY13 Range
($ in millions)
Actual Actual Actual Actual Low High
EBIT (Non-GAAP) $190 $200 $285 $319 $353 $377
Margin % 24.4% 24.9% 13.1% 13.9% 14.9% 15.7%
Interest & Other ($2) ($4) ($8) ($13) ($17) ($21)
Total EBT (Non-GAAP) $188 $196 $276 $306 $336 $356
Margin % 24.2% 24.5% 12.7% 13.3% 14.2% 14.8%
IBM Migration costs ($6) ($12) ($6) ($25) $0 $0
Restructuring charges $0 ($7) $0 ($7) $0 $0
Penson Charges, net $0 ($42) $0 ($74) ($10) ($10)
Total EBT (GAAP) $181 $135 $270 $201 $326 $346
Margin % 23.3% 16.9% 12.4% 8.7% 13.8% 14.4%
Diluted EPS from continuing operations (Diluted EPS) Reconciliation
Diluted EPS (Non-GAAP)
$0.94 $1.00 $1.37 $1.55 $1.65 $1.75
IBM Migration costs (0.03) (0.06) (0.03) (0.12) 0.00 0.00
Restructuring charges 0.00 (0.03) 0.00 (0.03) 0.00 0.00
Penson Charges, net 0.00 (0.26) 0.00 (0.42) (0.05) (0.05)
Diluted EPS (GAAP) $0.91 $0.65 $1.34 $0.98 $1.60 $1.70
Year ended
June 2012
Low High
Free Cash Flow
(Non-GAAP):
Net earnings from continuing operations (GAAP) 125 $                         205 $                 218 $
Depreciation and amortization (includes other LT assets) 92 95 105
Stock-based compensation expense 28 31 31
Other 60 (5) 5
Subtotal 305 326 359
Working capital changes 72 (15) (15)
Long-term assets & liabilities changes (b)
(79) (60) (50)
Net cash flow (used in) provided by continuing operating activities 298 251 294
Cash Flows From Investing Activities
IBM / ITO data center investment
(8)
- -
Penson
(7)
-
Capital expenditures & software purchases
(39) (55) (45)
Free cash flow (Non -GAAP)
244 $
196
$
249 $
($ millions)
Unaudited
Free Cash Flow - Non-GAAP
FY13 Range
(a)
(a) Guidance does not take into consideration the effect of any future acquisitions, additional debt and/or share repurchases in excess of the repurchases needed to achieve our
128 million diluted weighted-average shares outstanding guidance.
(b) FY12 includes IBM Migration costs of $25M.

One-time Items
Total Acquisition Related Costs (a) 4Q11 4Q12 FY11 FY12 FY13 Range
Actual Actual Actual Actual Low High
Deal Costs (b)
$0 $0 ($3) ($2) $0 $0
Amortization of Intangibles
($5) ($5) ($14) ($22) ($22) ($22)
Integration Costs
($1) $0 ($2) $0 $0 $0
Total Acquisition Related Costs
($6) ($5) ($19) ($24) ($22) ($22)
Diluted EPS Impact ($0.03) ($0.02) ($0.09) ($0.12) ($0.11) ($0.11)
(a) For Informational Purposes Only.  Included are other items that management believes should be excluded from the GAAP financials when assessing the overall business performance.
(b) Deal Costs include only costs related to closed transactions.
(For Informational Purposes Only)

ICS Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
Fee Revenues
4Q11 4Q12 FY11 FY12 Type
Proxy
Equities 198.3 $    202.7 $    279.5 $        282.8 $      RC
   Stock Record Position Growth 1% 1% 0% 1%
   Pieces 214.2        214.4        283.8             280.5
Mutual Funds 8.9 $       8.9 $       39.0 $          28.2 $        ED
   Pieces 10.4          12.0          51.4                41.7
Contests/Specials 4.7 $       6.0 $       15.0 $          15.7 $        ED
   Pieces 4.9            6.3            15.8                17.0
Total Proxy 211.9 $    217.6 $    333.5 $        326.7 $
   Total Pieces 229.5        232.7        351.0             339.2
Notice and Access Opt-in % 59% 64% 58% 64%
Suppression % 55% 60% 53% 59%
Interims
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) 25.6 $     28.3 $     102.1 $        113.0 $      RC
   Position Growth 7% 8% 9% 9%
   Pieces 139.2        145.4        525.3             583.5
Mutual Funds (Supplemental Prospectuses) & Other 9.9 $       11.9 $     44.0 $          46.8 $        ED
   Pieces 55.2          59.0          253.2             250.2
Total  Interims 35.5 $     40.2 $     146.1 $        159.8 $
   Total Pieces 194.4        204.3        778.5             833.7
Transaction
Transaction Reporting/Customer Communications 37.9 $     40.6 $     156.2 $        164.5 $      RC
Reporting
Fulfillment
Fulfillment (a) 31.4 $     37.5 $     117.0 $        132.1 $      RC
Other
Other - Recurring (b) 28.1 $     28.5 $     65.4 $          105.3 $      RC
Communications
Other - Event-Driven (c) 11.5 $     13.5 $     37.0 $          41.2 $        ED
Total Other 39.6 $     42.0 $     102.4 $        146.5 $
Total Fee Revenues 356.3 $    377.9 $    855.2 $        929.6 $
Total Distribution Revenues (d) 260.6 $    252.2 $    704.2 $        704.4 $
Total Revenues as reported - GAAP 616.9 $    630.1 $    1,559.4 $     1,634.0 $    FY13 Ranges
Low High
Total RC Fees 321.3 $    337.6 $    720.2 $        797.7 $      862 $      874 $
% RC Growth 12% 5% 14% 11% 8% 10%
Total ED Fees 35.0 $     40.3 $     135.0 $        131.9 $      129 $      129 $
Low High
Sales 2% 3% 2% 3% 3% 3%
Losses -1% -1% 0% -1% -1% -1%
Key
Net New Business 1% 2% 2% 2% 2% 2%
Revenue
Internal growth 1% 1% 0% 1% 2% 2%
Drivers
Recurring (Excluding Acquisitions) 2% 3% 2% 3% 4% 4%
Acquisitions 3% 0% 3% 2% 0% 0%
Total Recurring 5% 3% 5% 5% 4% 4%
Event-Driven -3% 1% -7% 0% 0% 0%
Distribution -1% -2% -5% 0% 0% 0%
TOTAL 1% 2% -7% 5% 4% 4%
(a) Consolidated Pre-sale and Post-sale Fulfillment and reclassified Pre-sale from event-driven to recurring revenues.
(b) Other Recurring Fee Revenue includes Matrix, New River, StockTrans, Access Data, Forefield and Tax Reporting.
(c) Other event-driven includes 1.3M pieces for 4Q11, 2.2M for 4Q12, 8.3M for FY11 and 7.9M for FY12, primarily related to corporate actions.
(d) Total Distribution revenues primarily include pass-through revenues related to the physical mailing of Proxy and Interims, as well as Matrix administrative services.
Note: Certain prior period amounts have been reclassified to conform with current period presentation.

SPS and Outsourcing Key Segment Revenue Stats
RC= Recurring
ED= Event-Driven
In millions
4Q11 4Q12 FY11 FY12 Type
Equity
Transaction-Based Equity Trades (a) 35.5 $      32.4 $      141.4 $    137.1 $    RC
Internal Trade Volume 965 901 964 957
Internal Trade Growth -4% -7% -1% -1%
Trade Volume (Average Trades per Day in '000) 972 908 983 963
Non-Transaction Other Equity Services 77.5 $      85.5 $      308.4 $    337.6 $    RC
Total Equity 113.0 $    117.9 $    449.8 $    474.7 $
Fixed Income
Transaction-Based Fixed Income Trades (a) 12.3 $      13.9 $      47.7 $      54.0 $      RC
Internal Trade Volume 249 272 254 271
Internal Trade Growth 6% 9% 16% 6%
Trade Volume (Average Trades per Day in '000 261 297 259 294
Non-Transaction Other Fixed Income Services 10.3 $      11.1 $      38.5 $      44.7 $      RC
Total Fixed Income 22.6 $      25.0 $      86.1 $      98.6 $
Outsourcing
Outsourcing 16.4 $      23.8 $      57.7 $      82.2 $      RC
# of Clients
11 17 11 17
Total Net Revenue as reported - GAAP 152.0 $    166.6 $    593.6 $    655.5 $    FY13 Ranges
Low High
Sales 3% 6% 4% 5% 6% 8%
Losses -2% -1% -3% -1% -2% -2%
Key
Net New Business 1% 5% 1% 4% 4% 6%
Revenue
Transaction & Non-transaction 1% 0% 3% 1% -1% 1%
Drivers
Concessions -1% -2% -2% -2% -4% -4%
Internal growth 0% -2% 1% -1% -5% -3%
Acquisitions 9% 7% 9% 7% 1% 1%
TOTAL 10% 10% 11% 10% 0% 4%
(a) Equities and Fixed Income trade volumes have been adjusted to exclude trades processed under fixed-price contracts and semi-variable step contracts.  The revenue related to these contracts was re-classified from 'Transaction-Based' to 'Non-Transaction'.

Refers primarily to information required to be provided by mutual funds to supplement information previously provided in an annual mutual fund prospectus (e.g., change in portfolio managers, closing funds or class of shares to investors, or restating or clarifying Items in the original prospectus). The events could occur at any time throughout the year.
Refers to the proxy services we provide in connection with stockholder meetings held outside of the normal annual meeting cycle and are primarily driven by special events (e.g., mergers and acquisitions in which the company being acquired is a public company and needs to solicit the approval of its stockholders).
Refers to communications provided by corporate issuers and investment companies to investors including newsletters, notices, tax information, marketing materials and other information not required to be distributed by regulation.
Mutual Funds (Supplemental Prospectuses) –
Refers to the services we provide investment companies in connection with information they are required by regulation to distribute periodically to their investors. These reports contain pertinent information such as holdings, fund performance, and other required disclosure.
Refers primarily to the printing and distribution of account statements, trade confirmations and tax reporting documents to account holders, including electronic delivery and archival services.
Refers primarily to the distribution of prospectuses, offering documents, and required regulatory disclosure information to investors in connection with purchases of securities.
Refers to the distribution of marketing literature, welcome kits, enrollment kits, and investor information to prospective investors, existing stockholders and other targeted recipients on behalf of broker-dealers, mutual fund companies and 401(k) administrators.
Refers to the services we provide in connection with the distribution of communications material not included in the above definitions such as non-objecting beneficial owner (NOBO) lists, and corporate actions such as mergers, acquisitions, and tender offer transactions.
Refers to the proxy services we provide when a separate agenda is put forth by one or more stockholders that is in opposition to the proposals presented by management of the company which is separately distributed and tabulated from the company’s proxy materials.
Refers to the proxy services we provide for funds, classes or trusts of an investment company. Open-ended mutual funds are not required to have annual meetings. As a result, mutual fund proxy services provided to open-ended mutual funds are driven by a "triggering event." These triggering events can be a change in directors, fee structures, investment restrictions, or mergers of funds.
Refers to the proxy services we provide in connection with annual stockholder meetings for publicly traded corporate issuers. Annual meetings of public companies include shares held in "street name" (meaning that they are held of record by brokers or banks, which in turn hold the shares on behalf of their clients, the ultimate beneficial owners) and shares held in "registered name" (shares registered directly in the names of their owners).
Equities –
Mutual Funds –
Contests –
Specials –
Mutual Funds (Annual/Semi-Annual Reports/Annual Prospectuses) –
Transaction Reporting  –
Post-Sale Fulfillment –
Pre-Sale Fulfillment –
Other –
Other –
Proxy
Interims
Transaction Reporting
Fulfillment
Other Communications
Broadridge ICS Definitions